Exhibit 99.2

April 2010

QUARTERLY FINANCIAL SUPPLEMENT

Investment Community Member:

To assist in your financial analysis, the following supplement of most requested information concerning Fifth Third Bancorp is provided.

Numbers are unaudited for quarterly information.

If you need further information, please fax or e-mail your request to Fifth Third’s Investor Relations Department at (513) 534-3945 or IR@53.com

Jim Eglseder VP / Investor Relations (513) 534-8424	Rich Rosen VP / Investor Relations (513) 534-3307

Quarterly Data

	Three Months Ended
	March 31, 2010	December 31, 2009	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008
Ratios (percent)
Return on assets	(0.04)	(0.35)	(0.34)	3.05	0.17	(7.16)	(0.19)	(0.72)
Return on average common equity	(3.0)	(6.3)	(6.1)	41.2	(1.4)	(94.6)	(3.3)	(8.5)
Average equity as a percent of average assets	11.92	12.31	12.24	10.78	10.18	8.65	9.45	8.59
Net interest margin (a)	3.63	3.55	3.43	3.26	3.06	3.46	4.24	3.04
Efficiency (a)	62.6	63.1	50.8	29.9	65.1	131.3	54.2	58.6
Net losses charged off as a percent of average loans and leases	3.01	3.62	3.75	3.08	2.38	7.50	2.17	1.66
Allowance for loan and lease losses as a percent of loans and leases	4.91	4.88	4.69	4.28	3.72	3.31	2.41	1.85
Allowance for credit losses as a percent of loans and leases	5.25	5.27	5.06	4.57	4.00	3.54	2.56	1.98
Nonperforming assets as a percent of loans, leases and other assets, including OREO (b)	4.02	4.22	4.09	3.48	3.20	2.38	2.86	2.26
Allowance for loan and lease losses as a percent of nonperforming assets (b)	121.50	115.55	114.30	122.71	115.93	138.93	83.98	81.49
Allowance for credit losses as a percent of nonperforming assets	120.47	116.56	112.99	116.67	108.20	120.30	89.35	87.41
Common Share Data
Earnings per share	$(0.09)	$(0.20)	$(0.20)	$1.35	$(0.04)	$(3.78)	$(0.14)	$(0.37)
Earnings per diluted share	$(0.09)	$(0.20)	$(0.20)	1.15	(0.04)	(3.78)	(0.14)	(0.37)
Cash dividends per common share	0.01	0.01	0.01	0.01	0.01	0.01	0.15	0.15
Book value per share	12.31	12.44	12.69	12.71	13.61	13.57	16.65	16.75
Common shares outstanding, excluding treasury	794,816,131	795,068,164	795,316,187	795,313,448	576,935,997	577,386,612	577,486,544	577,529,636
Market price per share:
High	$14.05	$10.92	$11.20	$9.15	$8.65	$14.75	$21.00	$23.75
Low	9.81	8.76	6.33	2.50	1.01	6.32	7.96	8.96
End of period	13.56	9.75	10.13	7.10	2.92	8.26	11.90	10.18
Supplemental Data
Common dividends declared ($ in millions)	$8	$8	$8	$8	$5	$6	$87	$87
Full-time equivalent employees	20,038	20,998	20,559	20,702	20,618	21,476	21,522	21,617
Banking centers	1,309	1,309	1,306	1,306	1,311	1,307	1,298	1,308
ATMs	2,364	2,358	2,372	2,355	2,354	2,341	2,329	2,329

(a)	Presented on a fully taxable equivalent basis (“FTE”).

(b)	Excludes nonperforming assets held for sale.

Quarterly Data

	Three Months Ended
	March 31, 2010	December 31, 2009	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008
Income Statement ($ in millions)
Interest income (FTE)	$1,147	$1,147	$1,174	$1,184	$1,183	$1,411	$1,553	$1,213
Interest expense	246	265	300	348	402	514	485	469

Net interest income (FTE)	901	882	874	836	781	897	1,068	744
Provision for loan and lease losses	590	776	952	1,041	773	2,356	941	719
Noninterest income:
Service charges on deposits	142	159	164	162	146	162	172	159
Investment advisory revenue	91	86	82	79	79	81	93	96
Corporate banking revenue	81	89	77	93	113	118	101	107
Mortgage banking net revenue	152	132	140	147	134	(29)	45	86
Card and processing revenue	73	76	74	243	223	230	235	235
Gain on sale of processing business	—	—	(6)	1,764	—	—	—	—
Other noninterest income	74	107	312	49	10	24	112	49
Securities gains (losses), net	14	2	8	5	(24)	(40)	(63)	(10)
Securities gains, net - non-qualifying hedges on mortgage servicing rights	—	—	—	41	16	96	22	—

Total noninterest income	627	651	851	2,583	697	642	717	722
Noninterest expense:
Salaries, wages and incentives	329	331	335	346	327	337	321	331
Employee benefits	86	69	83	75	83	61	72	60
Net occupancy expense	76	75	75	79	79	77	77	73
Technology and communications	45	47	43	45	45	48	47	49
Equipment expense	30	31	30	31	31	35	34	31
Card and processing expense	25	27	25	75	67	70	70	67
Other noninterest expense	365	387	285	370	330	1,394	346	247

Total noninterest expense	956	967	876	1,021	962	2,022	967	858

Income (loss) before income taxes (FTE)	(18)	(210)	(103)	1,357	(257)	(2,839)	(123)	(111)
Taxable equivalent adjustment	4	4	5	5	5	5	5	6

Income (loss) before income taxes	(22)	(214)	(108)	1,352	(262)	(2,844)	(128)	(117)
Applicable income tax (benefit)	(12)	(116)	(11)	470	(312)	(702)	(72)	85

Net income (loss)	$(10)	$(98)	$(97)	$882	$50	$(2,142)	$(56)	$(202)
Dividends on preferred stock	62	62	62	26	76	42	25	—

Net income (loss) available to common shareholders	$(72)	$(160)	$(159)	$856	$(26)	$(2,184)	$(81)	$(202)

Regulatory Capital Data ($ in millions) (a)
Tier I capital	$13,297	$13,428	$13,574	$13,742	$11,924	$11,924	$9,734	$9,829
Tier II capital	4,119	4,207	4,352	4,330	4,578	4,722	4,239	4,202

Total risk-based capital	$17,416	$17,635	$17,926	$18,072	$16,502	$16,646	$13,973	$14,031

Risk-weighted assets	$99,220	$100,862	$102,875	$106,538	$109,087	$112,622	$113,601	$115,481

Tier I capital ratio	13.40%	13.31%	13.19%	12.90%	10.93%	10.59%	8.57%	8.51%
Total risk-based capital ratio	17.55%	17.48%	17.43%	16.96%	15.13%	14.78%	12.30%	12.15%
Tier I leverage ratio	12.00%	12.43%	12.34%	12.17%	10.29%	10.27%	8.77%	9.08%
Tier I common equity ratio	6.97%	7.00%	7.01%	6.94%	4.50%	4.37%	5.18%	5.18%

(a)	Current period regulatory capital data and ratios are estimated.

Quarterly Data

	As of
	March 31, 2010	December 31, 2009	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008
Balance Sheet ($ in millions, except share data)
Assets
Cash and due from banks	$2,133	$2,318	$2,130	$2,899	$2,491	$2,739	$2,774	$2,853
Available-for-sale and other securities	16,935	18,213	15,682	16,061	16,916	12,728	13,177	12,718
Held-to-maturity securities	355	355	356	357	358	360	360	361
Trading securities	305	355	1,079	1,354	1,407	1,191	915	241
Other short-term investments	3,904	3,369	1,126	513	1,587	3,578	229	286

Total cash and securities	23,632	24,610	20,373	21,184	22,759	20,596	17,455	16,459
Loans held for sale	1,607	2,067	2,063	3,341	2,602	1,452	1,000	889
Portfolio loans and leases	77,423	76,779	78,419	81,429	82,569	84,143	85,498	85,524

Total loans and leases	79,030	78,846	80,482	84,770	85,171	85,595	86,498	86,413
Allowance for loan and lease losses	(3,802)	(3,749)	(3,681)	(3,485)	(3,070)	(2,787)	(2,058)	(1,580)
Bank premises and equipment	2,384	2,400	2,426	2,440	2,490	2,494	2,470	2,444
Operating lease equipment	492	499	486	474	470	463	369	364
Goodwill	2,417	2,417	2,417	2,417	2,623	2,624	3,592	3,603
Intangible assets	94	106	119	133	154	168	188	203
Servicing rights	725	700	626	595	481	499	687	701
Other real estate owned	399	300	274	249	255	231	214	208
Other assets	7,280	7,251	7,218	7,207	7,980	9,881	6,879	6,160

Total assets	$112,651	$113,380	$110,740	$115,984	$119,313	$119,764	$116,294	$114,975

Liabilities
Deposits:
Demand	$19,482	$19,411	$17,666	$17,202	$16,370	$15,287	$14,241	$16,259
Interest checking	19,126	19,935	15,168	14,630	14,510	14,222	13,251	14,002
Savings	19,099	17,898	17,098	16,819	16,517	16,063	15,955	16,602
Money market	4,782	4,431	4,378	4,193	4,353	4,689	5,352	6,806
Foreign office	2,844	2,454	2,356	2,244	1,671	2,144	1,999	2,174
Other time	11,643	12,466	13,725	14,540	14,571	14,350	11,778	9,839
Certificates - $100,000 and over	6,596	7,700	8,962	10,688	11,784	11,851	13,173	10,870
Other foreign office	2	10	5	504	6	7	1,711	864

Total deposits	83,574	84,305	79,358	80,820	79,782	78,613	77,460	77,416
Federal funds purchased	271	182	433	435	363	287	2,521	2,447
Other short-term borrowings	1,359	1,415	3,674	6,802	11,076	9,959	8,791	5,628
Other liabilities	3,092	3,474	3,425	4,125	3,812	5,243	3,879	3,684
Long-term debt	10,947	10,507	10,162	10,102	12,178	13,585	12,947	15,046

Total liabilities	99,243	99,883	97,052	102,284	107,211	107,687	105,598	104,221

Shareholders’ Equity
Common and preferred equity	13,321	13,457	13,603	13,752	12,180	12,208	10,986	11,138
Net unrealized gains (losses):
Available-for-sale securities	268	216	274	157	178	115	(47)	(132)
Qualifying cash flow hedges	98	105	108	95	76	88	41	34
Accumulated other comprehensive income related to employee benefit plans	(78)	(80)	(97)	(100)	(103)	(105)	(53)	(54)
Treasury stock, at cost	(201)	(201)	(200)	(204)	(229)	(229)	(231)	(232)

Total shareholders’ equity	13,408	13,497	13,688	13,700	12,102	12,077	10,696	10,754

Total liabilities & shareholders’ equity	$112,651	$113,380	$110,740	$115,984	$119,313	$119,764	$116,294	$114,975

Share Data
Preferred shares outstanding	152,771	152,771	152,771	152,771	180,620	180,620	53,550	53,550
Common shares outstanding, excluding treasury	794,816,131	795,068,164	795,316,187	795,313,448	576,935,997	577,386,612	577,486,544	577,529,636
Treasury shares held	6,688,056	6,436,023	6,188,001	6,190,740	6,491,107	6,040,492	5,940,560	5,897,468

Quarterly Data

	Three Months Ended
	March 31, 2010	December 31, 2009	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008
Average Balance Sheet ($ in millions, except share data)
Assets
Interest-earning assets:
Loans and leases	$80,136	$79,920	$82,888	$84,996	$85,828	$87,425	$85,772	$85,212
Taxable securities	17,240	17,521	16,850	16,778	16,283	14,882	13,310	12,554
Tax exempt securities	175	205	246	242	262	288	315	364
Other short-term investments	3,144	1,143	969	742	1,290	513	890	445

Total interest-earning assets	100,695	98,789	100,953	102,758	103,663	103,108	100,287	98,575
Cash and due from banks	2,247	2,276	2,257	2,350	2,438	2,897	2,468	2,357
Other assets	14,262	14,084	13,724	13,907	15,364	15,090	13,683	12,370
Allowance for loan and lease losses	(3,771)	(3,644)	(3,481)	(3,137)	(2,784)	(2,142)	(1,654)	(1,204)

Total assets	$113,433	$111,505	$113,453	$115,878	$118,681	$118,953	$114,784	$112,098

Liabilities
Interest-bearing liabilities:
Interest checking	$19,533	$16,324	$14,869	$14,837	$14,229	$13,698	$13,843	$14,396
Savings	18,469	17,540	16,967	16,705	16,272	15,960	16,154	16,583
Money market	4,622	4,279	4,280	4,167	4,559	4,983	6,051	6,592
Foreign office	2,757	2,516	2,432	1,717	1,755	1,876	2,126	2,169
Other time	12,059	13,049	14,264	14,612	14,501	13,337	10,780	9,517
Certificates - $100,000 and over	7,049	8,200	10,055	11,455	11,802	12,468	11,623	8,143
Other foreign office	8	51	95	240	247	1,090	395	2,948
Federal funds purchased	220	423	404	542	701	2,016	1,013	3,643
Other short-term borrowings	1,449	3,029	5,285	8,002	9,621	10,912	9,613	5,623
Long-term debt	11,489	10,404	10,108	11,130	12,531	13,101	14,392	14,803

Total interest-bearing liabilities	77,655	75,815	78,759	83,407	86,218	89,441	85,990	84,417
Total interest-bearing liabilities
Demand deposits	18,822	18,137	17,059	16,689	15,532	14,602	14,225	14,023
Other liabilities	3,438	3,829	3,750	3,292	4,847	4,619	3,726	4,029

Total liabilities	99,915	97,781	99,568	103,388	106,597	108,662	103,941	102,469
Shareholders’ equity	13,518	13,724	13,885	12,490	12,084	10,291	10,843	9,629

Total liabilities & shareholders’ equity	$113,433	$111,505	$113,453	$115,878	$118,681	$118,953	$114,784	$112,098

Average loans and leases (excluding held for sale)	$78,381	$77,601	$80,060	$81,573	$83,561	$86,369	$84,695	$83,537
Average common shares outstanding:
Basic	790,472,577	790,441,911	790,334,226	629,789,476	571,810,034	571,809,026	571,705,319	540,029,899
Diluted	790,472,577	790,441,911	790,334,226	718,245,141	571,810,034	571,809,026	571,705,319	540,029,899

Quarterly Data

	Three Months Ended
	March 31, 2010	December 31, 2009	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008
End of Period Loans and Leases ($ in millions) (net of unearned discount)
Commercial:
Commercial and industrial loans	$26,134	$25,687	$26,215	$28,419	$28,627	$29,220	$29,424	$28,958
Commercial mortgage	11,865	11,936	12,252	12,600	12,768	12,952	13,355	13,394
Commercial construction	3,396	3,871	4,268	4,641	4,930	5,114	6,002	6,007
Commercial leases	3,388	3,535	3,584	3,532	3,521	3,666	3,642	3,647

Subtotal - commercial	44,783	45,029	46,319	49,192	49,846	50,952	52,423	52,006
Consumer:
Residential mortgage	9,239	9,845	9,955	11,440	10,972	10,292	10,292	10,704
Home equity	12,186	12,174	12,377	12,511	12,710	12,752	12,599	12,421
Automobile loans	10,180	8,995	8,972	8,741	8,688	8,594	8,306	8,362
Credit card	1,863	1,990	1,973	1,914	1,816	1,811	1,688	1,717
Other consumer loans and leases	779	813	886	972	1,139	1,198	1,190	1,203

Subtotal - consumer	34,247	33,817	34,163	35,578	35,325	34,647	34,075	34,407

Total loans and leases	$79,030	$78,846	$80,482	$84,770	$85,171	$85,599	$86,498	$86,413

Average Loans and Leases ($ in millions) (net of unearned discount)
Commercial:
Commercial and industrial loans	$26,299	$25,838	$27,416	$28,038	$28,968	$30,227	$28,284	$28,557
Commercial mortgage	11,836	12,126	12,449	12,668	12,809	13,194	13,257	12,590
Commercial construction	3,781	4,134	4,475	4,842	5,115	5,990	6,110	5,700
Commercial leases	3,468	3,574	3,522	3,512	3,564	3,610	3,642	3,747

Subtotal - commercial	45,384	45,672	47,862	49,060	50,456	53,021	51,293	50,594
Consumer:
Residential mortgage	9,478	10,141	10,820	11,669	10,921	10,327	10,711	11,244
Home equity	12,338	12,291	12,452	12,636	12,763	12,677	12,534	12,012
Automobile loans	10,185	8,973	8,871	8,692	8,687	8,428	8,303	8,439
Credit card	1,940	1,982	1,955	1,863	1,825	1,748	1,720	1,703
Other consumer loans and leases	811	861	928	1,075	1,177	1,225	1,211	1,221

Subtotal - consumer	34,752	34,248	35,026	35,935	35,373	34,405	34,479	34,619

Total average loans and leases	$80,136	$79,920	$82,888	$84,995	$85,829	$87,426	$85,772	$85,213

Asset Quality ($ in millions)
Nonaccrual portfolio loans and leases	$2,423	$2,642	$2,704	$2,387	$2,229	$1,696	$2,179	$1,670
Nonaccrual loans held for sale	239	220	286	352	403	473	—	—
Restructured loans - commercial (non accrual) held for sale	4	4	2	—	—	—	—	—
Restructured loans and leases (non accrual) portfolio	310	305	243	200	167	80	50	56
Other assets, including other real estate owned	396	297	273	253	252	230	222	212

Total nonperforming assets	$3,372	$3,468	$3,508	$3,192	$3,051	$2,479	$2,451	$1,938

Ninety days past due loans and leases	$436	$567	$992	$762	$733	$662	$671	$608

Nonperforming Loans ($ in millions)(non-accrual plus renegotiated)
Commercial and industrial loans and leases	$828	$840	$826	$673	$704	$586	$573	$425
Commercial mortgage	980	1,035	1,072	953	900	715	724	524
Commercial construction loans	606	741	820	837	736	578	636	537
Consumer mortgage and construction	408	412	379	360	346	279	221	166
Other consumer loans and leases	153	144	138	116	113	91	75	74

Total nonperforming loans and leases (including held for sale)	$2,975	$3,172	$3,235	$2,939	$2,799	$2,249	$2,229	$1,726

Credit Charge-Offs ($ in millions)
Gross charge-offs	$(622)	$(743)	$(796)	$(658)	$(521)	$(1,652)	$(481)	$(365)
Recoveries	40	35	40	32	31	25	18	21

Net losses charged off	$(582)	$(708)	$(756)	$(626)	$(490)	$(1,627)	$(463)	$(344)